Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS

This First Amendment to Credit Agreement and Loan Documents (this “Amendment”) is dated as of February 19, 2008 by and among FIFTH STREET MEZZANINE PARTNERS II, L.P., a Delaware limited partnership (“Lender”) and (i) XLNT VETERINARY CARE, INC., a Delaware corporation (“Lead Borrower”); (ii) ADLER VETERINARY GROUP, INC., a California corporation, ANIMAL CLINIC OF YUCCA VALLEY, INC., a California corporation, ANIMAL EMERGENCY CLINIC OF THE DESERT, INC., a California corporation, ANIMAL MEDICAL HOSPITAL, INC., a California corporation, BONITA PET HOSPITAL, INC., a California corporation, BRENTWOOD PET CLINIC, INC., a California corporation, ELDORADO ANIMAL HOSPITAL, INC., a California corporation, JERAULD L. WOODRING, INC., a California corporation, LAWRENCE PET HOSPITAL, INC., a California corporation, MCCONNELL & FENTON CORPORATION, a California corporation, RAINBOW HAWK, INC., a California corporation, SAN CARLOS VETERINARY HOSPITAL, INC., a California corporation, SOUTH BAY VETERINARY SPECIALISTS, INC., a California corporation, SOUTH COUNTY EMERGENCY ANIMAL CLINIC, INC., a California corporation, STANFORD PET CLINIC, INC., a California corporation, TARVIN & LENEHAN, INC., a California corporation, VETS & PETS, INCORPORATED, a California corporation, YUBA-SUTTER VETERINARY HOSPITAL, INC., a California corporation, CALIFORNIA ANIMAL HOSPITAL VETERINARY SPECIALTY GROUP, INC., a California corporation, and VETSURG, INC., a California corporation (collectively, “Non-Lead Borrowers”); and (iii) BAY AREA VETERINARY SPECIALISTS, INC., a California corporation and BRADSHAW VETERINARY CLINIC, INC., a California corporation (collectively, “New Borrowers”) (Lead Borrower, Non-Lead Borrowers and New Borrowers are jointly and severally, individually and collectively, “Borrower”).

RECITALS

A.           Pursuant to that certain Credit Agreement dated as of March 29, 2007 by and between Lender and Borrower (the “Credit Agreement”), Borrower has received a loan from Lender in the maximum principal amount of Twelve Million Dollars ($12,000,000.00) (the “Loan”), as evidenced by that certain Note dated as of March 29, 2007 executed by Borrower in favor Lender (the “Note”).

B.           The Credit Agreement, the Note, the Security Agreement dated as of March 29, 2007 and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents.”

C.           Borrower and Lender have agreed to modify the Credit Agreement and the other Loan Documents subject to the terms and conditions set forth below.  All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement or the other Loan Documents.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Credit Agreement and the other Loan Documents as follows:

1.             New Borrowers.  BAY AREA VETERINARY SPECIALISTS, INC., a California corporation and BRADSHAW VETERINARY CLINIC, INC., a California corporation shall, jointly and severally, individually and collectively, be the “Borrower” along with Lead Borrower and Non-Lead Borrowers under the Credit Agreement and the other Loan Documents.  New Borrowers agree to and do hereby join in and assume, as of the original closing date of the Loan, all of the obligations of Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents, including, without limitation, payment of all sums due and payable as and when due under the Credit Agreement and the other Loan Documents.  New Borrowers agree that New Borrowers are and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Borrower under the Credit Agreement and the other Loan Documents.  New Borrowers, Lead Borrower and Non-Lead Borrowers hereby acknowledge and agree that New Borrowers, Lead Borrower and Non-Lead Borrowers are and shall be at all times jointly and severally liable for all of the obligations of Borrower as though each of the Loan Documents had been made, executed and delivered by New Borrowers as of the original Closing Date of the Loan.  New Borrowers acknowledge and agree that any reference to Borrower in the Loan Documents shall be deemed to also refer to New Borrowers.

2.             Interest Rate.  Notwithstanding anything to the contrary stated in Section 1.2(a) of the Credit Agreement from and after February 1, 2008, interest shall accrue on the outstanding balance of the Loan at a fixed rate of fifteen percent (15%) per annum which shall be paid or added to the principal balance of the Loan as follows:  (a) accrued interest in the amount of twelve percent (12.0%) per annum shall be payable monthly in arrears on the first day of each month (the “Payment Date”), and (b) accrued interest in the amount of three percent (3%) per annum shall be added to the principal balance of the Loan on each Payment Date of each month beginning on March 1, 2008 and during the remaining term of the Loan.

3.             Restructuring Fee.  Concurrently with the execution of this Amendment, Borrower shall pay to Fifth Street Capital LLC a restructuring fee in the amount of One Hundred Twenty Thousand Dollars ($120,000.00) (the “Restructuring Fee”) in immediately available funds, which fee shall be deemed fully earned on the date due, and shall not be credited to any other payment required hereunder.

4.             Servicing Fee.  Concurrently with the execution of this Amendment, notwithstanding anything to the contrary stated in Section 1.3(b) of the Credit Agreement, Borrower shall pay Two Thousand Two Hundred Fifty Dollars ($2,250.00) to Fifth Street Capital LLC in addition to the regular monthly Servicing Fee.  Beginning on March 1, 2008 and during the remaining term of the Loan, the Servicing Fee shall be increased from Two Thousand Two Hundred Fifty Dollars ($2,250.00) to Four Thousand Five Hundred Dollars ($4,500.00) per month.

5.             Financial Covenants and Ratios.

a.      Borrower acknowledges that it is in default of the financial covenants and ratios required under Section 4.3 and Exhibit 4.3 of the Credit Agreement (collectively, the “Financial Covenants”) for the Fiscal Quarter ending on December 31, 2007.  Notwithstanding the foregoing, Lender hereby waives (a) Borrower’s default of the Financial Covenants for the Fiscal Quarter ending December 31, 2007 and (b) the Financial Covenants for the Fiscal Quarter ending March 31, 2008.  Except as otherwise provided herein, no other waiver of the Financial Covenants under any Fiscal Quarter is hereby made or intended, and the Financial Covenants remain in full force and effect.

b.      Exhibit 4.3 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit 4.3 attached to this Amendment.

c.      Notwithstanding anything to the contrary stated herein, Borrower shall deliver to Lender the quarterly financial statement for the Fiscal Quarter ending on December 31, 2007 at the same time Borrower provides such financial statement to the SEC.

6.             Costs and Expenses.  In accordance with Section 1.3(d) of the Credit Agreement, Borrower agrees to promptly pay all fees, charges, costs and expenses (including reasonable attorneys’ fees and expenses incurred by Lender in connection with any matters contemplated by or arising out of the Credit Agreement or the other Loan Documents), in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated herein and in connection with the continued administration of the Credit Agreement and the other Loan Documents, including any amendments (including this Amendment), modifications, subordination or intercreditor agreements, consents and waivers.  Borrower agrees to promptly pay reasonable documentation charges assessed by Lender for amendments (including this Amendment), modifications, subordination or intercreditor agreements, waivers, consents and any of the documentation prepared by Lender’s attorneys.  All fees, charges, costs and expenses for which Borrower is responsible pursuant hereto shall be deemed part of the Obligations when incurred, payable upon demand and secured by the Collateral.

7.             Covenants of Borrower.  Borrower covenants to Lender as follows:

a.           Borrower shall cause to be executed, delivered, and performed such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Amendment.

b.           Borrower fully, finally, and forever releases and discharges Lender, together with their respective successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity (collectively, the “Claim”), that Borrower has or in the future may have, whether known or unknown, but only with respect to those Claims for which both of the following are true:  (i) the Claim is in respect of the Loan, the Credit Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan, the Credit Agreement or the other Loan Documents, and (ii) the Claim arises from events occurring prior to the date of this Amendment.  It is the intention of Borrower that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to above.

c.           Currently with the execution of this Amendment, Borrower shall execute and deliver to Lender the post-closing letter attached hereto and incorporated herein as Exhibit “A” (the “Post-Closing Letter”) and perform the Post-Closing Obligations (as defined in the Post-Closing Letter) to the satisfaction of Lender within the time frame set forth in the Post-Closing Letter.

8.             Borrower Representations and Warranties.  Borrower represents and warrants to Lender as of the date hereof that:

a.           The representations, warranties, certifications and agreements contained in the Credit Agreement and the other Loan Documents are true, complete and accurate in all material respects as of the date hereof.

b.           Both Borrower and, to Borrower’s knowledge, Lender have performed all of their respective obligations under the Credit Agreement and the other Loan Documents and Borrower has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Borrower or Lender under the Credit Agreement and the other Loan Documents.

c.           Borrower has no claim against Lender and no offset or defense to the payment or performance of the Obligations or any counterclaim or right to rescission to enforcement of any of the terms of the Credit Agreement and the other Loan Documents.

d.           No voluntary actions or, to Borrower’s knowledge, involuntary actions are pending against Borrower, any member of Borrower of the Loan under the bankruptcy or insolvency laws of the United States or any state thereof.

e.           The Credit Agreement and the other Loan Documents, as any of the same have been modified, amended and restated, are the valid, legal and binding obligations of Borrower (as applicable), enforceable in accordance with their terms.

9.             Conditions Precedent.  Lender shall not be bound by this Amendment unless and until Lender has received a fully executed original of this Amendment and all other Loan Documents required by Lender in connection with this Amendment.

10.           Ratification of Loan Documents and Collateral.  Borrower hereby ratifies and affirms the Credit Agreement and each of the Loan Documents, as amended hereby, and agrees to perform each obligation set forth in the Credit Agreement and each of the Loan Documents, as amended hereby.  Except as specifically modified and amended herein, all terms, conditions and covenants contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Any property or rights to or interests in property granted as security in the Credit Agreement and the other Loan Documents, including the Collateral, shall remain as security for the Loan and the obligations of Borrower under the Credit Agreement and the other Loan Documents.

11.           Miscellaneous.

a.           The Credit Agreement and the other Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender with respect to the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings.  No provision of the Credit Agreement or the other Loan Documents as modified may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.

b.           All references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as hereby modified and amended.  This Amendment shall also constitute a Loan Document and all terms and conditions of the Credit Agreement and the other Loan Documents (as modified herein) including, without limitation, events of default, maturity dates and the miscellaneous provisions set forth therein, including without limitation, consent to jurisdiction, applicable law, and waiver of jury are incorporated herein as though set forth in full and Lender shall be entitled to the benefits thereof with respect to this Amendment.

c.           This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first above written.

                                        BORROWER:

                                        XLNT VETERINARY CARE, INC.,
                                        a Delaware corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ADLER VETERINARY GROUP, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ANIMAL CLINIC OF YUCCA VALLEY, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ANIMAL EMERGENCY CLINIC OF THE DESERT, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

                                        [Signature Page Continued]

                                        ANIMAL MEDICAL HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BONITA PET HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BRENTWOOD PET CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ELDORADO ANIMAL HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        JERAULD L. WOODRING, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

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Agreement

                                        [Signature Page Continued]

                                        LAWRENCE PET HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        MCCONNELL & FENTON CORPORATION,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        RAINBOW HAWK, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        SOUTH BAY VETERINARY SPECIALISTS, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        SAN CARLOS VETERINARY HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

Signature Page to First Amendment Credit
Agreement

                                        [Signature Page Continued]

                                        SOUTH COUNTY EMERGENCY ANIMAL CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        STANFORD PET CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        TARVIN & LENEHAN, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        VETS & PETS, INCORPORATED,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        YUBA-SUTTER VETERINARY HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

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Agreement

                                        [Signature Page Continued]

                                        CALIFORNIA ANIMAL HOSPITAL VETERINARY
                                        SPECIALTY GROUP, INC., a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        VETSURG, INC., a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BAY AREA VETERINARY SPECIALISTS, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BRADSHAW VETERINARY CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

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Agreement

                                        [Signature Page Continued]

                                        LENDER:

                                        FIFTH STREET MEZZANINE PARTNERS II, L.P.,
                                        a Delaware limited partnership

                                        By:          Fifth Street Mezzanine Partners II GP, LLC,
                            a Delaware limited liability company,
                                                    its general partner

                                                                                                                                        By: /s/ Bernard D. Berman
                                                                                                                                        Name: Bernard D. Berman
                                                        Title:   Executive Vice President and
                                                                    Secretary

Signature Page to First Amendment Credit
Agreement

EXHIBIT 4.3

FINANCIAL COVENANTS AND RATIOS

Borrower shall continuously maintain the following:

1.           Free Cash Flow.  Borrower shall have Free Cash Flow to be tested as of the end of each Fiscal Quarter commencing with the Fiscal Quarter ending on June 30, 2008 on a trailing twelve-month basis of greater than $500,000.00; provided, however, for the Fiscal Quarters ending on June 30, 2008 and September 30, 2008, Borrower’s results shall be annualized by Lender for the period commencing on January 1, 2008 through such testing date.

2.           Fixed Charge Coverage Ratio.  Borrower shall have a Fixed Charge Coverage Ratio to be tested as of the end of each Fiscal Quarter commencing with the Fiscal Quarter ending on June 30, 2008 on a trailing twelve-month basis, of not less than 1.2 to 1.0; provided, however, for the Fiscal Quarters ending on June 30, 2008 and September 30, 2008, Borrower’s results shall be annualized by Lender for the period commencing on January 1, 2008 through such testing date.

3.           Leverage Ratio.  Borrower shall have a Leverage Ratio to be tested as of the end of each Fiscal Quarter commencing with the Fiscal Quarter ending on June 30, 2008 on a trailing twelve-month basis of not greater than 5.0 to 1.0; provided, however, for the Fiscal Quarters ending on June 30, 2008 and September 30, 2008, Borrower’s results shall be annualized by Lender for the period commencing on January 1, 2008 through such testing date.

EXHIBIT “A”

POST-CLOSING LETTER

[See Attached]

February 19, 2008

FIFTH STREET MEZZANINE PARTNERS II, L.P.
White Plains Plaza
445 Hamilton Ave., Suite 1206
White Plains, NY  10601

Re:           $12,000,000 Loan by FIFTH STREET MEZZANINE PARTNERS II, L.P. (“Lender”) to XLNT VETERINARY CARE, INC., a Delaware corporation and all other borrowers named in the Credit Agreement (jointly and severally, individually and collectively, “Borrower”)

Ladies and Gentlemen:

This letter shall memorialize the understanding with respect to the performance of certain post-closing obligations as more particularly set forth in Schedule A, attached hereto (collectively and individually, “Post-Closing Obligations”) in consideration for the making of the above-referenced loan (the “Loan”) pursuant to the terms of a Credit Agreement dated as of March 29, 2007, as amended by that certain First Amendment to Credit Agreement and Loan Documents dated as of the even date hereof by and between Borrower and Lender (collectively, the “Credit Agreement”).  This post-closing letter shall be considered a Loan Document under the Credit Agreement and a default under this letter shall constitute a default under the Credit Agreement, the Loan Documents and the Loan.

Any failure of Borrower to deliver any items or perform any Post-Closing Obligations as set forth on Schedule A within the time frame set forth in Schedule A shall be an immediate Event of Default under the Credit Agreement for which there shall be no notice, grace or cure period.

All conditions precedent, representations, covenants and Events of Default contained in the Credit Agreement and the other Loan Documents shall be deemed modified only to the extent necessary to effect the rights and obligations set forth in this post-closing letter (and to permit the taking of the actions described herein within the time periods required above, rather than as elsewhere provided in the Loan Documents), provided that to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with this post-closing letter.

Any capitalized term not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

                                        Very truly yours,

                                        XLNT VETERINARY CARE, INC.,
                                        a Delaware corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ADLER VETERINARY GROUP, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ANIMAL CLINIC OF YUCCA VALLEY, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ANIMAL EMERGENCY CLINIC OF THE DESERT, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

Signature Page to
Post Closing Letter

                                        [Signature Page Continued]

                                        ANIMAL MEDICAL HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BONITA PET HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BRENTWOOD PET CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        ELDORADO ANIMAL HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        JERAULD L. WOODRING, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

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Post Closing Letter

                                        [Signature Page Continued]

                                        LAWRENCE PET HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        MCCONNELL & FENTON CORPORATION,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        RAINBOW HAWK, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        SOUTH BAY VETERINARY SPECIALISTS, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        SAN CARLOS VETERINARY HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

Signature Page to
Post Closing Letter

                                        [Signature Page Continued]

                                        SOUTH COUNTY EMERGENCY ANIMAL CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        STANFORD PET CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        TARVIN & LENEHAN, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        VETS & PETS, INCORPORATED,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        YUBA-SUTTER VETERINARY HOSPITAL, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

Signature Page to
Post Closing Letter

                                        [Signature Page Continued]

                                        CALIFORNIA ANIMAL HOSPITAL
                                        VETERINARY SPECIALTY GROUP, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        VETSURG, INC., a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BAY AREA VETERINARY SPECIALISTS, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        BRADSHAW VETERINARY CLINIC, INC.,
                                        a California corporation

                                                                                                                        By: /s/ George Villasana
                                                                                                                        Name: George Villasana
                                        Title: Secretary

                                        [Signature Page Follows]

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Post Closing Letter

                                        [Signature Page Continued]

                                        AGREED AND ACKNOWLEDGED:

                                        FIFTH STREET MEZZANINE PARTNERS II, L.P.,
                                        a Delaware limited partnership

                                        By:           Fifth Street Mezzanine Partners II GP, LLC,
                                         a Delaware limited liability company,
                                                 its general partner

                                                                                                                                        By: /s/ Bernard D. Berman
                                                                                                                                        Name: Bernard D. Berman
                                                        Title:   Executive Vice President and
                                                                    Secretary

Signature Page to
Post Closing Letter

Schedule A

The Post-Closing Obligations are as follows:

1.           On or before March 5, 2008, Borrower shall pay all outstanding amounts and file all applicable returns with the Franchise Tax Board in connection with Rainbow Hawk, Inc., which was suspended on November 1, 2007 by the Franchise Tax Board.  On or before April 30, 2008, Borrower shall provide evidence to Lender, acceptable to Lender in its reasonable discretion, that Rainbow Hawk, Inc. has been restored to good standing.

2.           On or before March 5, 2008, Borrower shall pay all outstanding amounts and file all applicable returns with the Franchise Tax Board in connection with Vetsurg, Inc. in order to remove that certain Federal Tax Lien Los Angeles County, CA Doc # 2007-1769089 dated July 26, 2007 (the “Federal Tax Lien”).  On or before April 30, 2008, Borrower shall provide evidence to Lender, acceptable to Lender in its reasonable discretion, that the Federal Tax Lien has been released and terminated and Vetsurg, Inc. has been restored to good standing.

3.           On or before March 5, 2008, Borrower shall provide Lender with a Secretary’s Certificate of incumbency and authority, attaching organizational documents (Articles and Bylaws) and resolutions of Lead Borrower, New Borrowers and Pet DRx Corporation, a Delaware corporation.

4.           On or before March 5, 2008, Borrower shall provide Lender with the Perfection Certificates of New Borrowers.

5.           On or before March 5, 2008, Borrower shall provide Lender with an updated Litigation Disclosure Exhibit to the Credit Agreement.

6.           On or before March 5, 2008, Borrower shall provide Lender with an updated Lien Disclosure Exhibit to the Credit Agreement.